Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

This First Amendment to Restructuring Support Agreement (this “First Amendment”), dated as of November 10, 2011, amends the Restructuring Support Agreement (the “Agreement”), dated August 15, 2011, made and entered into by and between Evergreen Solar, Inc., a Delaware corporation  (the “Company”) and the supporting noteholders identified on the signature pages thereof (each a “Supporting Noteholder” and collectively, the “Supporting Noteholders”).  Capitalized terms used but not otherwise defined in this First Amendment shall have the respective meanings ascribed to such terms under the Agreement.

RECITALS

WHEREAS, the parties hereto are parties to the Agreement; and

WHEREAS, the parties hereto desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.           Definitions.  Section 1 of the Agreement is hereby amended by:

(a)           adding the following definition in the correct alphabetical order:   ““Max Era APA” means that certain Asset Purchase Agreement (Core Assets) by and among the Seller and Max Era Properties Limited dated as of November 10, 2011.”

(b)           Deleting the definition of “Wafer Budget”.

2.           Budget.   Section 2(a)(ii) of the Agreement is hereby amended by deleting the following words:

“and the Wafer Budget shall be decreased by an equal amount”.

3.           Key Employee Incentive Plan.   Section 2(g) of the Agreement shall be amended by adding the following subheading:

“(ii)       The Company will seek approval of a modification of the KEIP Order (through the court order approving the Sale Motion or otherwise), which modification will (x) define Noteholder Newco as a third party purchaser for purposes of the KEIP and if Noteholder Newco purchases the Core Assets, payments will be made to employees in accordance with the terms of the KEIP Order and (y) with respect to each employee who is a beneficiary of the KEIP Order, so long as such employee has not voluntarily resigned, his entitlement thereunder shall vest, regardless of whether his employment is terminated by the Company before or after the consummation of the Sale of the CoreAssets, which modification shall be in form and substance reasonably acceptable to the Requisite Supporting Noteholders.  The Supporting Noteholders agree to support the approval by the Bankruptcy Court of such modification of the KEIP Order and related orders, with such modifications, if any, as are reasonably acceptable to the Requisite Supporting Noteholders.”

4.          Wafer Business.   Section 2(h) of the Agreement and Exhibit K thereto are hereby deleted in their entirety and Section 2(h) is replaced with the following:

“(h)       Employee Matters.  If the closing of the Max Era APA has not occurred on or before November 18, 2011, then the Company shall promptly terminate the employment of substantially all of its employees on or before November 21, 2011.”

5.           Supporting Noteholders Termination.  Clause (x) of Section 7(a) of the Agreement is hereby amended by inserting the following words at the end thereof:

“or, in the event Noteholder Newco is acting as a back-up bidder with respect to an Asset Sale, such later date as such Asset Sale is consummated.”

6.           Wafer Budget.  Exhibit A of the Agreement is hereby amended as follows:

a.	The sixth bullet point under the heading entitled “Proposal” and its two sub-bullets are hereby deleted.

b.
Schedule A to Exhibit A of the Agreement is hereby amended as follows:  (i)  the words “and shall not reduce amounts on Schedule B” in the fourth line of the second paragraph shall be deleted and in the second to last sentence in the second paragraph, the words “, and such amount shall be deducted on a dollar for dollar basis from the Operating Activities budget set forth on Schedule B and the amount of cash to be transferred to Newco or third parties as part of the sale of Core Assets” shall be deleted.

c.	Schedule B to Exhibit A of the Agreement is hereby deleted.

7.           Transition Budget.  Exhibit C of the Agreement is hereby amended as follows:

a.	The second sentence of the first paragraph shall be deleted.

b.	The words “and shall not reduce amounts for the Wafer Budget” in the fourth line of the second paragraph shall be deleted.

c.
The words in the last sentence in the second paragraph, “, and such amount shall be deducted on a dollar for dollar basis from the Operating Activities of the Wafer Budget set forth on Exhibit A-1 and the amount of cash to be transferred to Purchaser or third parties as part of the sale of Core Assets” shall be deleted.

8.           Full Force and Effect.  Except as expressly modified by this First Amendment, all of the terms, covenants, agreements, conditions and other provisions of the Agreement shall remain in full force and effect in accordance with their respective terms.  As used in the Agreement, the terms “this Agreement,” “herein,” “hereinafter,” “hereto,” and words of similar import shall mean and refer to, from and after the date of this First Amendment, unless the context requires otherwise, the Agreement as amended by this First Amendment.

9.           Governing Law.  This First Amendment shall be governed by and construed in accordance with the laws of the State of New York and the applicable provisions of the Bankruptcy Code.

10.         Counterparts.  This First Amendment may be executed by facsimile or PDF signature and in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other party.

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IN WITNESS WHEREOF, the Company and the Requisite Supporting Noteholders have executed this First Amendment as of the date first written above.
EVERGREEN SOLAR, INC.

By:	/s/ Michael El-Hillow
	Name:	Michael El-Hillow
	Title:	President and CEO

[Signature Page to First Amendment to Asset Purchase Agreement]

ARISTEIA MASTER, L.P.
By:	Aristeia Capital, L.L.C.,
its Investment Manager

By:	/s/ William R. Techar
Name: William R. Techar
Title: Member of the Investment Manager

By:	/s/ Andrew B. David
Name: Andrew B. David
Title: General Counsel of the Investment Manager

	Address:	c/o Aristeia Capital, LLC
136 Madison Ave, 3rd Floor
New York, NY 10016

Fax: (212) 842-8901
	Email:	andrew.david@aristeiacapital.com
with a copy to:
techar@aristeiacapital.com

Principal Amount of 13% Notes: $ ____________

[Signature Page to First Amendment to Asset Purchase Agreement]

LMA SPC, a Cayman Islands segregated portfolio (SPC), solely on behalf of the MAP 89 Segregated Portfolio
By:	Pine River Capital Management L.P.,
Its Investment Manager

By:	/s/ Jeff Stolt
	Name:	Jeff Stolt
	Title:	Chief Financial Officer
	Address:	601 Carlson Parkway, Suite 330
Minnetonka, MN 55307

Fax: (612) 238-3301
Email: legal@pinerivercapital.com

Principal Amount of 13% Notes: $ ____________

[Signature Page to First Amendment to Asset Purchase Agreement]

Pine River Convertibles Master Fund Ltd.
fka NISSWA CONVERTIBLES MASTER FUND LTD.
By:	Pine River Capital Management L.P.,
Its Investment Manager

By:	/s/ Jeff Stolt
	Name:	Jeff Stolt
	Title:	Chief Financial Officer
	Address:	601 Carlson Parkway, Suite 330
Minnetonka, MN 55307

Fax: (612) 238-3301
Email: legal@pinerivercapital.com

Principal Amount of 13% Notes: $ ____________

[Signature Page to First Amendment to Asset Purchase Agreement]

PINE RIVER MASTER FUND LTD.
(fka Nisswa Master Fund Ltd.)
By:	Pine River Capital Management L.P.,
Its Investment Manager

By:	/s/ Jeff Stolt
	Name:	Jeff Stolt
	Title:	Chief Financial Officer
	Address:	601 Carlson Parkway, Suite 330
Minnetonka, MN 55307

Fax: (612) 238-3301
Email: legal@pinerivercapital.com

Principal Amount of 13% Notes: $ ____________

[Signature Page to First Amendment to Asset Purchase Agreement]

PINES EDGE VALUE INVESTORS LTD.
By:	Pine River Capital Management L.P.,
Its Investment Manager

By:	/s/ Jeff Stolt
	Name:	Jeff Stolt
	Title:	Chief Financial Officer
	Address:	601 Carlson Parkway, Suite 330
Minnetonka, MN 55307

Fax: (612) 238-3301
Email: legal@pinerivercapital.com

Principal Amount of 13% Notes: $ ____________

[Signature Page to First Amendment to Asset Purchase Agreement]

HFR RVA COMBINED MASTER TRUST
By:	WHITEBOX ADVISORS, LLC
its Investment Advisor

By:	/s/ Mark Strefling
	Name:	Mark Strefling
	Title:	CLO

	Address:	3033 Excelsior Blvd, Suite 300
Minneapolis, MN 55416
Attn: Jake Mercer

Fax: (612) 253-6149
Email: jmercer@whiteboxadvisors.com

Principal Amount of 13% Notes: $ __________

[Signature Page to First Amendment to Asset Purchase Agreement]

IAM MINI-FUND 14 LIMITED
By:	WHITEBOX ADVISORS, LLC
its Investment Advisor

By:	/s/ Mark Strefling
	Name:	Mark Strefling
	Title:	CLO

	Address:	3033 Excelsior Blvd, Suite 300
Minneapolis, MN 55416
Attn: Jake Mercer

Fax: (612) 253-6149
Email: jmercer@whiteboxadvisors.com

Principal Amount of 13% Notes: $ __________

[Signature Page to First Amendment to Asset Purchase Agreement]

PANDORA SELECT PARTNERS, LP
By:	PANDORA SELECT ADVISORS, LLC
its General Partner
By:	WHITEBOX ADVISORS, LLC
its Managing Member

By:	/s/ Mark Strefling
	Name:	Mark Strefling
	Title:	CLO

	Address:	3033 Excelsior Blvd, Suite 300
Minneapolis, MN 55416
Attn: Jake Mercer

Fax: (612) 253-6149
Email: jmercer@whiteboxadvisors.com

Principal Amount of 13% Notes: $ __________

[Signature Page to First Amendment to Asset Purchase Agreement]

WHITEBOX CONCENTRATED
CONVERTIBLE ARBITRAGE PARTNERS,
LP
By:	WHITEBOX CONCENTRATED
CONVERTIBLE ARBITRAGE ADVISORS, LLC
its General Partner
By:	WHITEBOX ADVISORS, LLC
its Managing Member

By:	/s/ Mark Strefling
	Name:	Mark Strefling
	Title:	CLO

	Address:	3033 Excelsior Blvd, Suite 300
Minneapolis, MN 55416
Attn: Jake Mercer

Fax: (612) 253-6149
Email: jmercer@whiteboxadvisors.com

Principal Amount of 13% Notes: $ ___________

[Signature Page to First Amendment to Asset Purchase Agreement]

WHITEBOX MULTI-STRATEGY
PARTNERS, LP
By:	WHITEBOX MULTI-STRATEGY
ADVISORS, LLC
its General Partner
By:	WHITEBOX ADVISORS, LLC
its Managing Member

By:	/s/ Mark Strefling
	Name:	Mark Strefling
	Title:	CLO

	Address:	3033 Excelsior Blvd, Suite 300
Minneapolis, MN 55416
Attn: Jake Mercer

Fax: (612) 253-6149
Email: jmercer@whiteboxadvisors.com

Principal Amount of 13% Notes: $ ___________

[Signature Page to First Amendment to Asset Purchase Agreement]

WHITEBOX CREDIT ARBITRAGE
PARTNERS, LP
By:	WHITEBOX CREDIT ARBITRAGE
ADVISORS LLC
its General Partner
By:	WHITEBOX ADVISORS, LLC
its Managing Member

By:	/s/ Mark Strefling
	Name:	Mark Strefling
	Title:	CLO

	Address:	3033 Excelsior Blvd, Suite 300
Minneapolis, MN 55416
Attn: Jake Mercer

Fax: (612) 253-6149
Email: jmercer@whiteboxadvisors.com

Principal Amount of 13% Notes: $ ___________

[Signature Page to First Amendment to Asset Purchase Agreement]

DBX CONVERTIBLE ARBITRAGE 13 FUND

By:	/s/ Jeff Erb
	Name:	Jeff Erb
	Title:	General Counsel & CCO

	Address:	c/o Waterstone Capital Management, LP
2 Carlson Parkway, Suite 260
Plymouth, MN 55447

Fax: (952) 697-4130
Email: cparks@wscm.net

Principal Amount of 13% Notes: $ ___________

[Signature Page to First Amendment to Asset Purchase Agreement]

IAM MINI-FUND 21 LIMITED

By:	/s/ Jeff Erb
	Name:	Jeff Erb
	Title:	General Counsel & CCO

	Address:	c/o Waterstone Capital Management, LP
2 Carlson Parkway, Suite 260
Plymouth, MN 55447

Fax: (952) 697-4130
Email: cparks@wscm.net

Principal Amount of 13% Notes: $ ___________

[Signature Page to First Amendment to Asset Purchase Agreement]

WATERSTONE MARKET NEUTRAL MASTER FUND LTD.

By:	/s/ Jeff Erb
	Name:	Jeff Erb
	Title:	General Counsel & CCO

	Address:	c/o Waterstone Capital Management, LP
2 Carlson Parkway, Suite 260
Plymouth, MN 55447

Fax: (952) 697-4130
Email: cparks@wscm.net

Principal Amount of 13% Notes: $ _________

[Signature Page to First Amendment to Asset Purchase Agreement]

WATERSTONE MARKET NEUTRAL MAC 51 LTD.

By:	/s/ Jeff Erb
	Name:	Jeff Erb
	Title:	General Counsel & CCO

	Address:	c/o Waterstone Capital Management, LP
2 Carlson Parkway, Suite 260
Plymouth, MN 55447

Fax: (952) 697-4130
Email: cparks@wscm.net

Principal Amount of 13% Notes: $ __________

[Signature Page to First Amendment to Asset Purchase Agreement]

WATERSTONE MF FUND, LTD

By:	/s/ Jeff Erb
	Name:	Jeff Erb
	Title:	General Counsel & CCO

	Address:	c/o Waterstone Capital Management, LP
2 Carlson Parkway, Suite 260
Plymouth, MN 55447

Fax: (952) 697-4130
Email: cparks@wscm.net

Principal Amount of 13% Notes: $ __________

[Signature Page to First Amendment to Asset Purchase Agreement]

NOMURA WATERSTONE MARKET NEUTRAL FUND

By:	/s/ Jeff Erb
	Name:	Jeff Erb
	Title:	General Counsel & CCO

	Address:	c/o Waterstone Capital Management, LP
2 Carlson Parkway, Suite 260
Plymouth, MN 55447

Fax: (952) 697-4130
Email: cparks@wscm.net

Principal Amount of 13% Notes: $ ___________

[Signature Page to First Amendment to Asset Purchase Agreement]

PRIME CAPITAL MASTER SPC - GOT WAT MAC SEGREGATED PORTFOLIO

By:	/s/ Jeff Erb
	Name:	Jeff Erb
	Title:	General Counsel & CCO

	Address:	c/o Waterstone Capital Management, LP
2 Carlson Parkway, Suite 260
Plymouth, MN 55447

Fax: (952) 697-4130
Email: cparks@wscm.net

Principal Amount of 13% Notes: $ ___________

[Signature Page to First Amendment to Asset Purchase Agreement]